As filed with the Securities and Exchange Commission on January 10, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                          David I. Goldstein, President
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900


                    Date of fiscal year end: October 31, 2004

                   Date of reporting period: October 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.


                                                 FOUNTAINHEAD SPECIAL
                    [LOGO]                       VALUE FUND
Annual Report
OCTOBER 31, 2004

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------



          A Message to Our Shareholders..........................  1

          Performance Chart & Analysis...........................  4

          Schedule of Investments................................  5

          Statement of Assets and Liabilities....................  7

          Statement of Operations................................  8

          Statements of Changes in Net Assets....................  9

          Financial Highlights................................... 10

          Notes to Financial Statements.......................... 11

          Report of Independent Registered Public Accounting Firm 14

          Additional Information................................. 15

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

Fiscal year 2004 was a rewarding one for shareholders of Fountainhead Special Value Fund (KINGX or the Fund). For the full year the Fund returned 15.49% versus 15.09% for the Russell Midcap(R) Index and 11.73% for the Russell 2000(R) Index. Interestingly, performance in both indices was driven by energy and materials stocks as commodity prices skyrocketed over the last year (oil rose 77% during the 12 months ended October 31, 2004, copper rose 46%, and gold rose 12%) The Fund, however, is underweighted versus the indices in these groups, yet still outperformed the Russell Midcap and 2000 Indices. The primary reason for KINGX's outperformance stems from superior stock selection, primarily in the healthcare and financial areas. The Fund also benefited from the acquisition of several of our company holdings (Interpore International, Inc., Duane Reade, Inc., and FleetBoston) during the 12-month period. In addition to the healthy fiscal 2004 performance, the Fund has also outperformed both indices since its inception (10.85% for the Fund versus 10.52% for the Russell Midcap Index and 7.64% for the Russell 2000 Index). For the period ended September 30, 2004, the most recent calendar quarter end, the Fund's 1-year, 5-year and since inception (12/31/96) average annual returns were 23.18%, 2.35%, and 11.16%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535).

As mentioned, the Fund's performance during fiscal 2004 was helped by several of our holdings in the financial and healthcare areas. In fact, several of our stellar performers for fiscal 2004 also contributed to the Fund's strong relative performance in fiscal 2003. Specifically, in the financial area, Fidelity National Financial, Inc. (FNF) rose 36.0% for the 12 months ended October 31, 2004, benefiting from historically low interest rates as well as the continued strength in the housing market. Several regional banks also performed very well due to an improving economy; these included Heritage Commerce Corp.
(HTBK), which rose 35.0% during the period, and Commerce Bancorp, Inc., which appreciated 23.9%. Capital One Financial Corp. (COF), a credit card issuer, rose 23.5% as it too benefited from improving fundamentals due to better credit quality and an improving national economy. Finally, Countrywide Financial Corp.
(CFC), which has risen over 210% since we first purchased it for shareholders a few years ago, tacked on another 22.3% over the 12-month period ended October 31, 2004.

In the healthcare area, Biosite, Inc. (BSTE), a small yet highly innovative medical device/diagnostics company, rose 77.2% since we first purchased it in late 2003. The stock has performed well due to its successful ability thus far to defend its franchise from increasing competition as well as the anticipation of its 2005 launch of a new product which should help aid in the early detection of stroke. Pharmaceutical Product Development, Inc. (PPDI) rose 40.8%. PPDI is also an innovative company which runs one of the highest quality contract research organizations (CRO) in the world. Unlike any other CRO, it has also slowly built a pipeline of drugs by partnering with several large pharmaceutical companies (such as Johnson & Johnson). Several of the drugs in its pipeline could have $1 billion-plus sales potential if approved by the FDA. As a result, even though the stock has had a nice move for the year, we believe significant upside still exists. Rounding out the top healthcare performers for the year was Interpore International, Inc. (BONZ), which rose 22.8% for the fiscal year, after being acquired by Biomet in May in an all cash transaction.

As mentioned earlier, the energy and materials sectors helped propel the strong performance of the Russell Midcap and 2000 Indices over the Fund's fiscal year. While the Fund was underweighted in these groups, we did own a few names, all of which performed very well. In the energy area, the Fund owned Valero Energy Corp. (VLO), which rose 43% before it was sold this past summer when it met our price target. In the materials area, CONSOL Energy, Inc. (CNX) and Delta and Pine Land Co. (DLP) each rose 105% and 16.3%, respectively. CNX, a coal producer, benefited significantly from rising commodity prices. After a 105% gain, we sold the stock as our price target was met and we believed more attractive alternatives lay elsewhere.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2004
--------------------------------------------------------------------------------


A handful of retail stocks and a few special situation stocks also aided our performance. Pep Boys Manny, Moe & Jack (PBY) rose 69.6% as the Company benefited tremendously from a very successful turnaround in its operations. PBY was sold during the year as it met our price target. Dillard's, Inc. (DDS), a department store chain, rose 49.1%, before it was sold early in the summer, and CVS Corp. (CVS), a national drugstore chain, rose 23.2%. CVS' performance was partly aided by its strategic acquisition of a competing drugstore chain, Eckerd. Finally, SEI Investments Co. (SEIC), a relatively new investment, has risen 24.6% since it was purchased.

Among stocks which underperformed during the period were LeapFrog Enterprises, Inc. (-41.6%), 3Com Corp. (-38.8%), Thoratec Corp. (-34.8%), Cardinal Health, Inc. (-29.5%), Performance Food Group Co. (-26.3%), Luminent Mortgage Capital, Inc. (-23.3%), and New York Community Bancorp (-20.3%). With the exception of Luminent Mortgage Capital, Inc., all of these stocks were sold during the course of the fiscal year. KINGX enhanced its sell discipline in early 2002, which has helped us cut our losses quicker. In fact, since this implementation, the Fund has outperformed its peers as well as the overall market. We continue to hold Luminent Mortgage Capital, Inc., because we believe its risk/reward profile to be favorable.

Over the past year, the economy has perked up quite a bit and the election overhang is now behind us. We believe the outlook for the equity markets has improved substantially. The world economy is growing at its fastest pace in 30 years--5% thus far in 2004 according to the International Monetary Fund, with a robust 4.3% real growth rate expected in 2005 by many economists. Obscured by the U.S. election and Western Europe's gloomy unemployment, the environment for global growth has been the best in many decades. U.S. Gross Domestic Product
(GDP) grew at 3.9% in the four quarters through September, while economies in Japan, Brazil, China, India, Turkey, and Russia are expanding at or near their highest pace in decades. The broadening of global growth should allow for healthy U.S. companies to benefit from solid demand in the immediate years ahead.

Excess human and financial capital invested in the Digital Revolution's infrastructure and products has produced a lasting environment with low and declining barriers to entry. While the Digital Revolution is now 30-plus years old and has attracted billions of investment dollars, and has led to numerous innovations, the business, personal, and political changes wrought by the semiconductor are far from over. In fact, the implications of the past period combined with future innovations may have the most profound impact on our lives over the next twenty years. With processing power still doubling the number of 1s and 0s we can crunch every 12-18 months, the ability to impact more and more analog and information-based personal and business processes is likely. As semiconductor power continues to double, it allows more powerful and sophisticated software to take over more processes and functions which were previously much more costly. And the more speed increases, the more costs decline. This phenomenon is a huge positive for many industries and consumers globally.

Silicon economics and the Digital Revolution are deflationary and productivity-enhancing because digital products and the software that control them perform an increasing number of business and personal tasks for significantly lower costs than existing paradigms and because the Digital Revolution has fostered an Information Revolution that removes pricing inefficiencies and barriers to intellectual capital locally and globally. This last point is important because it is one of the reasons that the Fund is underweighted in traditional technology companies. While we believe that technology will positively impact our lives and that even higher levels of productivity will be translated into greater margins for many industries, (such as financials, healthcare, and others as inefficiencies are removed from companies' operating structures), many tech companies themselves may not see their stocks rally significantly. The Digital Revolution has now moved to the stage where it is global and China is a prime competitor. China's difficulty and/or unwillingness to enforce intellectual property laws erode the value of intellectual property globally, which is

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

a significant negative for the tech industry specifically. We believe that many industries and companies will reap the innovative rewards of the rapid and substantial improvements that the tech industry provides. Ironically, those that are rewarded may not be the tech companies themselves.

We appreciate your support. For year-end 2004, we are not anticipating paying a dividend or capital gain. In addition, we continue to carry a tax loss carry forward which may prove to be a hidden asset for shareholders.

Sincerely,

/s/

Roger E. King
Chairman and President
King Investment Advisors, Inc.

THE FUND'S INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES INVOLVE GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES. IN ADDITION, THE FUND'S PORTFOLIO MAY BE OVERWEIGHT IN AN INDUSTRY SECTOR IN WHICH ANY NEGATIVE DEVELOPMENT AFFECTING THAT SECTOR WILL HAVE A GREATER IMPACT ON THE FUND'S PERFORMANCE.

THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET. FOR A DESCRIPTION OF THE RUSSELL MIDCAP INDEX, THE FUND'S PRIMARY BENCHMARK, REFER TO PAGE 4. ONE CANNOT INVEST DIRECTLY IN AN INDEX. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF OCTOBER 31, 2004, AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

BEFORE INVESTING, YOU SHOULD CAREFULLY CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES, AND EXPENSES. THIS AND OTHER INFORMATION IS IN THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED BY CALLING (800) 868-9535 OR VISITING THE FUND'S WEBSITE AT HTTP://WWW.KINGADVISORS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST. FORUM FUND SERVICES, LLC, DISTRIBUTOR. (12/04)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
PERFORMANCE CHART & ANALYSIS
OCTOBER 31, 2004
--------------------------------------------------------------------------------


                                          AVERAGE ANNUAL TOTAL RETURN

                                 ONE YEAR FIVE YEAR SINCE INCEPTION (12/31/96)
                                 -------- --------- --------------------------
 Fountainhead Special Value Fund  15.49%   (0.61)%            10.85%
 Russell Midcap Index             15.09%     7.85%            10.52%

                         [EDGAR REPRESENTATION OF CHART

                  Fountainhead Special                Russell
                      Value Fund                    Midcap Index
                  --------------------              ------------
12/31/1996             $10,000                        $10,000
 1/31/1997              10,420                         10,374
 2/28/1997              10,830                         10,358
 3/31/1997              10,140                          9,918
 4/30/1997               9,860                         10,165
 5/31/1997              10,870                         10,907
 6/30/1997              11,560                         11,263
 7/31/1997              11,990                         12,203
 8/31/1997              11,860                         12,071
 9/30/1997              12,950                         12,759
10/31/1997              13,370                         12,263
11/30/1997              13,070                         12,555
12/31/1997              13,665                         12,901
 1/31/1998              13,432                         12,658
 2/28/1998              14,756                         13,647
 3/31/1998              15,909                         14,295
 4/30/1998              16,475                         14,330
 5/31/1998              15,757                         13,887
 6/30/1998              16,232                         14,079
 7/31/1998              15,423                         13,408
 8/31/1998              11,977                         11,263
 9/30/1998              12,230                         11,992
10/31/1998              12,745                         12,810
11/30/1998              12,482                         13,416
12/31/1998              13,180                         14,203
 1/31/1999              13,968                         14,179
 2/28/1999              14,241                         13,707
 3/31/1999              15,353                         14,137
 4/30/1999              16,535                         15,181
 5/31/1999              17,384                         15,137
 6/30/1999              18,668                         15,671
 7/31/1999              19,011                         15,241
 8/31/1999              18,931                         14,846
 9/30/1999              20,214                         14,324
10/31/1999              23,105                         15,003
11/30/1999              26,380                         15,435
12/31/1999              30,753                         16,793
 1/31/2000              29,423                         16,237
 2/29/2000              30,879                         17,485
 3/31/2000              30,376                         18,486
 4/30/2000              27,548                         17,611
 5/31/2000              25,369                         17,145
 6/30/2000              27,485                         17,652
 7/31/2000              26,060                         17,454
 8/31/2000              27,893                         19,127
 9/30/2000              26,615                         18,854
10/31/2000              28,501                         18,563
11/30/2000              24,217                         16,892
12/31/2000              25,921                         18,178
 1/31/2001              30,564                         18,471
 2/28/2001              27,661                         17,346
 3/31/2001              25,269                         16,270
 4/30/2001              26,586                         17,662
 5/31/2001              27,661                         17,991
 6/30/2001              27,891                         17,821
 7/31/2001              27,175                         17,311
 8/31/2001              24,822                         16,646
 9/30/2001              21,088                         14,638
10/31/2001              21,267                         15,218
11/30/2001              22,520                         16,493
12/31/2001              23,850                         17,156
 1/31/2002              20,461                         17,053
 2/28/2002              18,313                         16,872
 3/31/2002              19,310                         17,884
 4/30/2002              17,967                         17,537
 5/31/2002              17,469                         17,339
 6/30/2002              15,269                         16,176
 7/31/2002              13,466                         14,598
 8/31/2002              13,901                         14,678
 9/30/2002              12,967                         13,323
10/31/2002              13,466                         13,997
11/30/2002              13,709                         14,969
12/31/2002              13,338                         14,379
 1/31/2003              13,121                         14,088
 2/28/2003              12,954                         13,902
 3/31/2003              13,108                         14,039
 4/30/2003              14,451                         15,058
 5/31/2003              16,011                         16,437
 6/30/2003              16,867                         16,603
 7/31/2003              17,903                         17,150
 8/31/2003              17,980                         17,895
 9/30/2003              18,428                         17,670
10/31/2003              19,400                         19,019
11/30/2003              20,218                         19,553
12/31/2003              21,394                         20,139
 1/31/2004              22,136                         20,724
 2/29/2004              22,724                         21,170
 3/31/2004              23,351                         21,175
 4/30/2004              22,891                         20,397
 5/31/2004              22,878                         20,903
 6/30/2004              22,162                         21,482
 7/31/2004              21,740                         20,542
 8/31/2004              22,136                         20,631
 9/30/2004              22,699                         21,301
10/31/2004              22,405                         21,888]



THE CHART REFLECTS THE CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT, INCLUDING REINVESTED DIVIDENDS AND DISTRIBUTIONS, IN FOUNTAINHEAD SPECIAL VALUE FUND, COMPARED WITH A BROAD-BASED SECURITIES MARKET INDEX, SINCE THE FUND'S INCEPTION. THE RUSSELL MIDCAP INDEX MEASURES THE PERFORMANCE OF THE 800 SMALLEST COMPANIES IN THE RUSSELL 1000(R) INDEX, WHICH REPRESENT APPROXIMATELY 24% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 1000 INDEX. THE TOTAL RETURN OF THE FUND INCLUDES OPERATING EXPENSES THAT REDUCE RETURNS, WHILE THE TOTAL RETURN OF THE INDEX DOES NOT INCLUDE EXPENSES. THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 868-9535. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------


                                   SECURITY
           SHARES                 DESCRIPTION                 VALUE
          --------   ------------------------------------- ------------
          COMMON STOCK - 98.9%
          AGRICULTURAL PRODUCTION/CROPS - 2.7%
            16,500   Delta and Pine Land Co.               $    434,280
                                                           ------------
          BUSINESS SERVICES - 4.6%
            35,800   Cendant Corp.                              737,122
                                                           ------------
          BROADCASTING - 3.9%
            21,000   Fox Entertainment Group, Inc. -
                      Class A +                                 622,860
                                                           ------------
          DATA PROCESSING/MANAGEMENT - 3.3%
            14,600   SEI Investments Co.                        525,454
                                                           ------------
          DOMESTIC DEPOSITORY INSTITUTIONS - 13.0%
            13,000   Bank Mutual Corp.                          159,640
             5,000   Brookline Bancorp, Inc.                     77,450
            10,400   Commerce Bancorp, Inc.                     616,096
             5,000   Fidelity Bankshares, Inc.                  194,400
             3,000   FirstFed Financial Corp. +                 154,200
             3,600   Franklin Bank Corp. +                       59,400
            18,000   Heritage Commerce Corp. +                  315,000
            16,200   IndyMac Bancorp, Inc.                      522,612
                                                           ------------
                                                              2,098,798
                                                           ------------
          DRUGS/PHARMACEUTICAL PREPARATIONS - 14.9%
            37,000   Endo Pharmaceuticals Holdings, Inc. +      806,600
            52,500   King Pharmaceuticals, Inc. +               572,775
            26,000   Par Pharmaceutical Cos., Inc. +          1,025,700
                                                           ------------
                                                              2,405,075
                                                           ------------
          ENGINEERING, ACCOUNTING, RESEARCH, MANAGEMENT &
           RELATED SERVICES - 7.9%
            30,000   Pharmaceutical Product Development,
                      Inc. +                                  1,266,900
                                                           ------------
          GENERAL MERCHANDISE STORES - 2.7%
            35,300   Saks, Inc.                                 431,366
                                                           ------------
          HOLDING & OTHER INVESTMENT OFFICES - 2.5%
            40,000   Kohlberg, Kravis, Roberts & Co. (+/-)      410,000
                                                           ------------
          HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES - 2.7%
            13,600   Cost Plus, Inc. +                          439,280
                                                           ------------
          HOTELS, ROOMING HOUSES, CAMPS & OTHER
           LODGING PLACES - 1.3%
           125,000   Jameson Inns, Inc. +                       211,250
                                                           ------------

                                 SECURITY
            SHARES              DESCRIPTION                VALUE
           --------- --------------------------------- ------------
           INSURANCE CARRIERS - 9.1%
             13,750  Fidelity National Financial, Inc. $    518,925
             14,000  First American Corp.                   436,660
             57,000  Tower Group, Inc. +                    507,870
                                                       ------------
                                                          1,463,455
                                                       ------------
           MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
            PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 12.7%
             15,000  Biosite, Inc. +                        732,150
             14,800  Boston Scientific Corp. +              522,440
             16,400  Edwards Lifesciences Corp. +           560,552
             36,600  Illumina, Inc. +                       236,070
                                                       ------------
                                                          2,051,212
                                                       ------------
           NONDEPOSITORY CREDIT INSTITUTIONS - 9.1%
              5,300  Capital One Financial Corp.            390,928
             18,000  Countrywide Financial Corp.            574,740
             29,100  Fieldstone Investment Corp. (+/-)      501,975
                                                       ------------
                                                          1,467,643
                                                       ------------
           PRINTING, PUBLISHING & ALLIED INDUSTRIES - 3.4%
             15,000  Viacom, Inc. - Class B                 547,350
                                                       ------------
           TRAVEL & LEISURE - 3.3%
             27,000  Priceline.com, Inc. +                  538,380
                                                       ------------
           WHOLESALE TRADE - NONDURABLE GOODS - 1.8%
             18,000  Hain Celestial Group, Inc. +           291,240
                                                       ------------
           TOTAL COMMON STOCK
            (Cost $13,505,754)                           15,941,665
                                                       ------------
           REAL ESTATE INVESTMENT TRUST - 0.9%
             12,200  Luminent Mortgage Capital, Inc.
                      (Cost $183,000)                       140,300
                                                       ------------
           PRINCIPAL
           ---------
           MONEY MARKET DEPOSIT ACCOUNT - 0.3%
            $54,173  Citibank Money Market Deposit
                      Account (Cost $54,173)                 54,173
                                                       ------------
           TOTAL INVESTMENTS IN SECURITIES - 100.1%
            (Cost $13,742,927)*                        $ 16,136,138
           Other Assets & Liabilities, Net - (0.1)%         (15,301)
                                                       ------------
           NET ASSETS - 100.0%                         $ 16,120,837
                                                       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------


+Non-income producing security.
(+/-)Denotes restricted securities which are subject to restrictions on resale under Federal securities law. As of October 31, 2004, these securities amounted to $911,975, which represents 5.7% of Net Assets. Following is additional information on each restricted security:

                      SECURITY             ACQUISITION DATE   COST
                      --------             ---------------- --------
           Fieldstone Investment Corp.        11/10/2003    $436,500
           Kohlberg, Kravis, Roberts & Co.      8/5/2004    $400,000

*Cost for Federal income tax purposes is the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,922,023
             Gross Unrealized Depreciation                (528,812)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,393,211
                                                        ==========

             PORTFOLIO HOLDINGS
             % OF TOTAL INVESTMENTS

             Agricultural Production/Crops                     2.7%
             Business Services                                 4.6%
             Broadcasting                                      3.9%
             Data Processing/Management                        3.3%
             Domestic Depository Institutions                 13.0%
             Drugs/Pharmaceutical Preparations                14.9%
             Engineering, Accounting, Research, Management &
              Related Services                                 7.8%
             General Merchandise Stores                        2.7%
             Holding & Other Investment Offices                2.5%
             Home Furniture, Furnishings & Equipment Stores    2.7%
             Hotels, Rooming Houses, Camps & Other Lodging
              Places                                           1.3%
             Insurance Carriers                                9.1%
             Measuring, Analyzing & Controlling Instruments;
              Photographic, Medical & Optical Goods           12.7%
             Nondepository Credit Institutions                 9.1%
             Printing, Publishing & Allied Industries          3.4%
             Travel & Leisure                                  3.3%
             Wholesale Trade - Nondurable Goods                1.8%
             Real Estate Investment Trust                      0.9%
             Money Market Deposit Account                      0.3%
                                                             ------
                                                             100.0%
                                                             ======

See Notes to Financial Statements.
                                      6

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2004
--------------------------------------------------------------------------------


ASSETS
   Total investments, at value (Cost $13,742,927)                                                    $16,136,138

   Deposits with custodian for margin account                                                              5,078
   Receivables:
    Fund shares sold                                                                                      10,754
    Interest and dividends                                                                                 5,789
    From investment adviser                                                                                  444
   Prepaid expenses                                                                                          128
                                                                                                     -----------

Total Assets                                                                                          16,158,331
                                                                                                     -----------

LIABILITIES
   Accrued liabilities:
    Other expenses                                                                                        37,494
                                                                                                     -----------

Total Liabilities                                                                                         37,494
                                                                                                     -----------

NET ASSETS                                                                                           $16,120,837
                                                                                                     ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                                                   $18,240,358
   Net realized gain (loss) on investments and short sales                                            (4,512,732)
   Unrealized appreciation (depreciation) on investments                                               2,393,211
                                                                                                     -----------

NET ASSETS                                                                                           $16,120,837
                                                                                                     ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on Net Assets of $16,120,837 and 920,252 shares outstanding (unlimited shares authorized)   $     17.52
                                                                                                     -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2004
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                                  $  172,711
                                                                                    ----------
Total Investment Income                                                                172,711
                                                                                    ----------

EXPENSES
   Investment adviser fees                                                             165,873
   Administrator fees                                                                   42,562
   Transfer agency fees                                                                 34,868
   Custodian fees                                                                       10,739
   Accountant fees                                                                      39,693
   Professional fees                                                                    23,617
   Trustees' fees and expenses                                                             868
   Registration fees                                                                    14,553
   Miscellaneous expenses                                                               19,445
                                                                                    ----------

Total Expenses                                                                         352,218
   Fees waived                                                                         (75,763)
                                                                                    ----------
Net Expenses                                                                           276,455
                                                                                    ----------

NET INVESTMENT INCOME (LOSS)                                                          (103,744)
                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES
   Net realized gain (loss) on investments                                           3,118,763
   Net realized gain (loss) on short sales                                              31,954
                                                                                    ----------
Net Realized Gain (Loss) on Investments and Short Sales                              3,150,717
                                                                                    ----------
   Net change in unrealized appreciation (depreciation) on investments                (724,040)
   Net change in unrealized appreciation (depreciation) on short sales                  13,138
                                                                                    ----------
Net Change in Unrealized Appreciation (Depreciation) on Investments and Short Sales   (710,902)
                                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SHORT SALES               2,439,815
                                                                                    ----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                                   $2,336,071
                                                                                    ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------


                                                                                YEAR ENDED       YEAR ENDED
                                                                             OCTOBER 31, 2004 OCTOBER 31, 2003
                                                                             ---------------- ----------------

OPERATIONS
   Net investment income (loss)                                                $  (103,744)     $   (21,866)
   Net realized gain (loss) on investments and short sales                       3,150,717        1,364,850
   Net change in unrealized appreciation (depreciation) on investments and
    short sales                                                                   (710,902)       2,814,407
                                                                               -----------      -----------
Increase (Decrease) in Net Assets from Operations                                2,336,071        4,157,391
                                                                               -----------      -----------

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                                6,246,794        3,165,465
   Redemption of shares                                                         (7,654,821)      (1,781,077)
   Redemption fees                                                                  15,056              799
                                                                               -----------      -----------
Increase (Decrease) from Capital Share Transactions                             (1,392,971)       1,385,187
                                                                               -----------      -----------

Increase (Decrease) in Net Assets                                                  943,100        5,542,578

NET ASSETS
   Beginning of period                                                          15,177,737        9,635,159
                                                                               -----------      -----------
   End of period (a)                                                           $16,120,837      $15,177,737
                                                                               ===========      ===========

SHARE TRANSACTIONS
   Sale of shares                                                                  356,409          236,731
   Redemption of shares                                                           (436,945)        (151,041)
                                                                               -----------      -----------
Increase (Decrease) in Shares                                                      (80,536)          85,690
                                                                               ===========      ===========
(a) Accumulated undistributed (distributions in excess of) net investment
  income                                                                       $        --      $        --
                                                                               -----------      -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


Selected per share data and ratios for a share outstanding throughout each period.

                                                              YEAR ENDED OCTOBER 31,
                                                -------------------------------------------------

                                                  2004       2003       2002      2001      2000
                                                -------   -------    -------    -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD            $ 15.17   $ 10.53    $ 16.63    $ 27.21   $ 22.86
                                                -------   -------    -------    -------   -------

INVESTMENT OPERATIONS
   Net investment income (loss)                   (0.13)    (0.01)     (0.17)     (0.25)    (0.31)
   Net realized and unrealized gain (loss) on
    investments                                    2.47      4.65      (5.93)     (6.21)     5.70
                                                -------   -------    -------    -------   -------

Total from Investment Operations                   2.34      4.64      (6.10)     (6.46)     5.39
                                                -------   -------    -------    -------   -------

DISTRIBUTIONS TO SHAREHOLDERS
 FROM
   Net realized gain on investments                 -         -          -        (4.13)    (1.04)
                                                -------   -------    -------    -------   -------

REDEMPTION FEE (a)                                 0.01      -   (b)    -   (b)    0.01       -
                                                -------   -------    -------    -------   -------

NET ASSET VALUE, END OF PERIOD                  $ 17.52   $ 15.17    $ 10.53    $ 16.63   $ 27.21
                                                =======   =======    =======    =======   =======

TOTAL RETURN                                      15.49%    44.06%    (36.68)%   (25.38)%   23.35%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)     $16,121   $15,178    $ 9,635    $20,526   $24,921

Ratios to Average Net Assets:
   Net investment income (loss)                   (0.56)%   (0.20)%    (0.99)%    (1.26)%   (1.15)%
   Net Expenses                                    1.50%     1.50%      1.50%      1.50%     1.42%
   Gross Expenses (c)                              1.91%     2.45%      2.20%      1.94%     2.03%

PORTFOLIO TURNOVER RATE                             133%      116%       219%       113%      125%

-----------------------------------------
(a)Calculated using average shares outstanding for the period.
(b)Less than $0.01 per share.
(c)The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION

This report relates to Fountainhead Special Value Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund is the legal and accounting successor to the AmeriPrime Series which commenced operations on December 31, 1996. The Fund seeks long-term capital growth through primarily investing in common stocks of small- and medium-sized companies. Small- and medium-sized companies are those companies with market capitalizations between $250 million and $8.5 billion at the time of their purchase. Small- and medium-sized companies involve greater risk than investing in larger, more established companies such as increased volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which over-the-counter quotations are available are generally valued at the mean between the closing bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost unless the Fund's investment adviser believes another valuation is more appropriate. Investments in other open-ended regulated investment companies are valued at net asset value.

The Fund values securities at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

SECURITIES SOLD SHORT - The Fund may sell a security short to increase investment returns. The Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

market price at the time of replacement, which price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates. There were no securities sold short as of October 31, 2004.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

As of October 31, 2004, the Fund has a capital loss carryover to offset future capital gains of $4,512,732, expiring in October 2010 that is available to offset future capital gains.

RECLASSIFICATION OF CAPITAL ACCOUNTS - On the Statement of Assets and Liabilities, as a result of a net operating loss, certain amounts for the year ended October 31, 2004, have been reclassified. The following reclassification was primarily a result of a net operating loss and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 103,744
                  Undistributed Net Realized Gain       5,664
                  Paid-in Capital                    (109,408)

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities, and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - The Fund charges a redemption fee of 1.00% of the net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund collected $15,056 in redemption fees during the year ended October 31, 2004.

RESTRICTED SECURITIES - Restricted securities are securities that may only be resold upon registration under Federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale. The

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2004
--------------------------------------------------------------------------------

Fund's restricted securities are valued by an independent pricing service or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Trustees.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - King Investment Advisors, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION  AND OTHER  SERVICES -  Citigroup  Global  Transaction  Services,
through   its   various   affiliates   (collectively   "Citigroup"),    provides
administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Forum Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services.

Certain Trustees and Officers of the Trust are Directors, Officers, or employees of the aforementioned companies. These persons are not paid by the Fund for serving in these capacities.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees to limit the Fund's net expenses to 1.50% of the Fund's average daily net assets through February 28, 2005. Citigroup has voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended October 31, 2004, fees waived were as follows:

              INVESTMENT ADVISER TRANSFER AGENCY TOTAL FEES WAIVED
              ------------------ --------------- -----------------
                   $75,224            $539            $75,763

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $23,779,265 and $24,509,584, respectively, for the year ended October 31, 2004.

NOTE 6. DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the fiscal years ended October 31, 2004, and 2003.

As of October 31, 2004, the components of distributable earnings on a tax basis were as follows:

                     Capital and Other Losses $(4,512,732)
                     Unrealized Appreciation    2,393,211
                                              -----------
                     Total                    $(2,119,521)

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of Fountainhead Special Value Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fountainhead Special Value Fund (the "Fund") (a series of Forum Funds) as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fountainhead Special Value Fund as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 22, 2004

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2004 (Unaudited)
--------------------------------------------------------------------------------


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at http://www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling (800) 868-9535 and on the SEC's website at http://www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at http://www.sec.gov. or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004, through October 31, 2004.

ACTUAL EXPENSES - The "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" column to estimate the expenses you paid on your account during this period. The Fund charges an annual IRA maintenance fee of $15 and redemption fees, which are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund charges an annual IRA maintenance fee of $15 and redemption fees, which are not included in the table below. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by these amounts.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2004 (Unaudited)
--------------------------------------------------------------------------------


Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                          BEGINNING        ENDING       EXPENSES    ANNUAL
                        ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING  EXPENSE
                         MAY 1, 2004  OCTOBER 31, 2004 PERIOD /(A)/  RATIO
                        ------------- ---------------- -----------  -------
    Actual Return         $1,000.00      $  978.77        $7.46      1.50%
    Hypothetical Return   $1,000.00      $1,017.60        $7.61      1.50%

-----------------------------------------
(a)Equals the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 366 to reflect the half-year period.

FEDERAL TAX STATUS OF DISTRIBUTIONS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends or long-term capital gain dividends paid by the Fund for the tax year ended October 31, 2004.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and the senior officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his prior control of the Distributor. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 868-9535.

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2004 (Unaudited)
--------------------------------------------------------------------------------


                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN     OTHER
                          POSITION                     PRINCIPAL OCCUPATION(S)       FUND COMPLEX  DIRECTORSHIPS
         NAME,            WITH THE   LENGTH OF                 DURING                 OVERSEEN BY     HELD BY
    AGE AND ADDRESS        TRUST    TIME SERVED             PAST 5 YEARS                TRUSTEE      TRUSTEES
----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John Y. Keffer           Trustee    1989-Present President, Citigroup's fund              24           None
Born: July 15, 1942                              services division since 2003;
                                                 President, Forum Financial Group,
                                                 LLC ("Forum") (a fund services
                                                 company acquired by Citigroup in
                                                 2003).
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Costas Azariadis         Trustee    1989-Present Professor of Economics, University       24           None
Born: February 15, 1943                          of California-Los Angeles; Visiting
                                                 Professor of Economics, Athens
                                                 University of Economics and
                                                 Business 1998-1999.
----------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee    1989-Present President, Technology Marketing          24           None
Born: July 26, 1942                              Associates (marketing company
                                                 for small and medium sized
                                                 businesses in New England).
----------------------------------------------------------------------------------------------------------------
J. Michael Parish        Chairman,  1989-Present Retired; Partner, Wolf, Block,           24           None
Born: November 9, 1943   Trustee    (Chairman    Schorr and Solis-Cohen LLP (law
                                    since 2004)  firm) 2002-2003; Partner, Thelen
                                                 Reid & Priest LLP (law firm) from
                                                 1995-2002.
----------------------------------------------------------------------------------------------------------------
OFFICERS
David I. Goldstein       President  2003-Present Director, Citigroup since 2003;          N/A          N/A
Born: August 3, 1961                             Director Business & Product
                                                 Development, Forum 1999-2003.
----------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       2003-Present Relationship Manager; Citigroup          N/A          N/A
Born: July 15, 1966      President/              since 2003; Relationship Manager,
                         Assistant               Forum 1999-2003.
                         Secretary
----------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       2004-Present Director and Relationship                N/A          N/A
Born: September 18, 1963 President               Manager, Citigroup since 2004;
                                                 Chief Financial Officer, The VIA
                                                 Group, LLC (strategic marketing
                                                 company) 2000-2003; Chief
                                                 Financial Officer, Forum 1994-
                                                 1999.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOUNTAINHEAD SPECIAL VALUE FUND
ADDITIONAL INFORMATION
OCTOBER 31, 2004 (Unaudited)
--------------------------------------------------------------------------------

                                                                                    NUMBER OF
                                                                                  PORTFOLIOS IN     OTHER
                         POSITION                    PRINCIPAL OCCUPATION(S)      FUND COMPLEX  DIRECTORSHIPS
         NAME,           WITH THE   LENGTH OF                DURING                OVERSEEN BY     HELD BY
    AGE AND ADDRESS       TRUST    TIME SERVED            PAST 5 YEARS               TRUSTEE      TRUSTEES
-------------------------------------------------------------------------------------------------------------
Peter R. Guarino        Chief      2004-Present Executive Director of the              N/A           N/A
Born: June 22, 1958     Compliance              Distributor since 2004; General
                        Officer                 Counsel and Global Compliance
                                                Officer, MiFund, Inc. 2001-2004;
                                                Regional Sales Manager-
                                                Investment Company Services
                                                Group, Merrill Corp. 1996-2001.
-------------------------------------------------------------------------------------------------------------
Stacey E. Hong          Treasurer  2002-Present Director, Fund Accounting,             N/A           N/A
Born: May 10, 1966                              Citigroup since 2003; Director of
                                                Accounting, Forum 1999-2003.
-------------------------------------------------------------------------------------------------------------
David M. Whitaker,      Secretary  2004-Present Counsel, Citigroup since 2004;         N/A           N/A
Born: September 6, 1971                         Assistant Counsel, PFPC, Inc.
                                                (a fund services company)
                                                1999-2004.

                  [LOGO]  King Investment Advisors, Inc.
                          c/o Forum Shareholder Services, LLC
                          P.O. Box 446
                          Portland, Maine 04112
                          (800) 868-9535
                                TRANSFER AGENT
                        Forum Shareholder Services, LLC
                                 P.O. Box 446
                             Portland, Maine 04112



 This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. In addition, the Board recognized that the experience of the Trustees that are members of the Audit Committee is sufficient for them perform the services required of Audit Committee members.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $16,000 in 2003 and $16,500 in 2004.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2003 and $1,100 in 2004. These services consisted of out of pocket expenses.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $3,200 in 2003 and $3,500 in 2004. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 0.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $3,200 in 2003 and $3,500 in 2004. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Not applicable.

ITEM 10. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ David I. Goldstein
         -----------------------------
         David I. Goldstein, President

Date     January 5, 2005
         -----------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ David I. Goldstein
         -----------------------------
         David I. Goldstein, President

Date     January 5, 2005
         -----------------------------


By       /s/ Stacey E. Hong
         -----------------------------
         Stacey E. Hong, Treasurer

Date     January 5, 2005
         -----------------------------